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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 MARCH 5, 1997



                                SERV-TECH, INC.
                          (Exact name of registrant as
                           specified in its charter)



    TEXAS                            0-1788                         74-1398757
(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                        Number)



                           5200 CEDAR CREST BOULEVARD
                              HOUSTON, TEXAS 77087
             (Address of principal executive offices and zip code)


                                 (713) 644-9974
                        (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS

         On March 5, 1997, the Registrant entered into an Agreement and Plan of Merger dated March 5, 1997, by and among Philip Environmental Inc., an Ontario, Canada corporation ("Philip"), Taro Aggregates Ltd., an Ontario, Canada corporation and wholly-owned subsidiary of Philip ("Taro"), ST Acquisition Corporation, a newly-formed Texas corporation and wholly-owned subsidiary of Taro (the "Subsidiary"), and the Registrant (the "Merger Agreement"), which Merger Agreement provides for the merger of the Subsidiary with and into the Registrant. Pursuant to the Merger Agreement, the shareholders of the Registrant will receive 0.403 share of Philip common stock for each share of outstanding Registrant common stock. The attached press release and Agreement and Plan of Merger are filed as exhibits and are incorporated herein by reference.


ITEM 7.  EXHIBITS

         Exhibit 20            Press Release dated March 6, 1997.

         Exhibit 99            Agreement and Plan of Merger dated March 5, 1997.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SERV-TECH, INC.



Dated:  March 6, 1997              By:      /s/ David P. Tusa
                                            David P. Tusa,
                                            Senior Vice President,
                                            Finance &
                                            Administration

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                              INDEX TO EXHIBITS




Exhibit 20            Press Release dated March 6, 1997.

Exhibit 99            Agreement and Plan of Merger dated March 5, 1997.